SUPPLEMENT TO THE PROSPECTUS

TMK/United Funds, Inc.

The following information replaces the third paragraph on page 35 of the disclosure in the section "Management":

     Daniel P. Becker is primarily responsible for the day-to-day management of the portfolio of Growth Portfolio. Mr. Becker has held his responsibilities for the Growth Portfolio since January 1997. He is Vice President of WRIMCO and of Waddell & Reed Asset Management Company, an affiliate of WRIMCO. Mr. Becker has served as an investment analyst with WRIMCO and Waddell & Reed, Inc. since October 1989.

The following information replaces the second paragraph on page 36 of the disclosure in the section "Management":

     Michael L. Avery is primarily responsible for the day-to-day management of the equity portion of the portfolio of Asset Strategy Portfolio. Mr. Avery has held his responsibilities for the Asset Strategy Portfolio since January 1997. He is Vice President of WRIMCO, Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO, and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Avery has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since February 1, 1994, has served as the director of research of Waddell & Reed, Inc. and its successor, WRIMCO, since August 1987, and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since June 1981.

     Daniel J. Vrabac is primarily responsible for the day-to-day management of the fixed-income portion of the portfolio of Asset Strategy Portfolio. Mr. Vrabac has held his responsibilities for the Asset Strategy Portfolio since January 1997. He is Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO. Mr. Vrabac has served as an investment analyst with WRIMCO since May 1994, and was a Vice President of Kansas City Life Insurance Company from May 1983 to May 1994.


To be attached to the cover page of the Prospectus of TMK/United Funds, Inc. dated May 1, 1996.

This supplement is dated January 30, 1997.

U-1143,ed 1/97